UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas 77010

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange
Common Stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2026, upon the recommendation of the Governance and Nominating Committee of NRG Energy, Inc. (the “Company”), the Board of Directors (the “Board”) appointed Glenn Wright to serve as an independent director, effective May 26, 2026, until his successor is duly elected and qualified or until his earlier death, resignation or removal. Dr. Wright was also appointed to serve on the Finance and Risk Management Committee of the Board. There is no arrangement or understanding between Dr. Wright and any other person, other than the Company, pursuant to which he was appointed as a director. Dr. Wright has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. Wright, age 60, most recently served as Senior Vice President, Shell Energy Americas, and President and Chief Executive Officer, Shell New Energies, US from 2020 to 2025. Prior to that, from 2016 to 2020, Dr. Wright served as Vice President, Shell Energy Trading Americas, and President and Chief Executive Officer, Shell Energy North America. From 2005 to 2016, he held various leadership positions at Shell in roles spanning power and gas trading and business development. Dr. Wright currently serves on the board of Hydrostor Inc., a private energy storage company based in Canada. Dr. Wright received a B.S. in chemical engineering from the Georgia Institute of Technology, and an M.S., Ph.D. and M.B.A. from The University of Texas at Austin.

Dr. Wright will participate in the Company’s director compensation program, as described in the Company’s 2026 Proxy Statement, filed with the SEC on March 18, 2026, under the caption “Director Compensation.”

Item 7.01 Regulation FD

On May 21, 2026, the Company issued a press release announcing the matters described in Item 5.02 hereof. A copy of the news release is attached hereto and filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Document
99.1	Press Release, dated May 21, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: May 21, 2026

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